Exhibit 99.1

Greg Case, Chief Executive Officer Scott Malchow, VP Investor Relations

Safe Harbor Statement This presentation contains certain statements related to future results, or states our intentions, beliefs and expectations or predictions for the future which are forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from either historical or anticipated results depending on a variety of factors. Potential factors that could impact results include: general economic conditions in different countries in which we do business around the world, changes in global equity and fixed income markets that could affect the return on invested assets, fluctuations in exchange and interest rates that could influence revenue and expense, rating agency actions that could affect our ability to borrow funds, funding of our various pension plans, changes in the competitive environment, our ability to implement restructuring initiatives and other initiatives intended to yield cost savings, our ability to execute the stock repurchase program, our ability to obtain regulatory or legislative changes to permit continuous sales of our supplemental Medicare health product, changes in commercial property and casualty markets and commercial premium rates that could impact revenues, changes in revenues and earnings due to the elimination of contingent commissions, other uncertainties surrounding a new compensation model, the impact of investigations brought by state attorneys general, state insurance regulators, federal prosecutors, and federal regulators, the impact of class actions and individual lawsuits including client class actions, securities class actions, derivative actions, ERISA class actions, the impact of the analysis of practices relating to stock options, the cost of resolution of other contingent liabilities and loss contingencies, and the difference in ultimate paid claims in our underwriting companies from actuarial estimates. Further information concerning the Company and its business, including factors that potentially could materially affect the Company’s financial results, is contained in the Company’s filings with the Securities and Exchange Commission. Additionally, at certain times the Company will use non-GAAP financial measures, which the Company believes better describes the ongoing financial results and trends of the business. The required reconciliation of these measures to GAAP measures are included in the “Appendix” of this presentation.

 RISK & INSURANCE BROKERAGE $5.6 billion 5% #1 Primary Insurance Brokerage #1 Reinsurance Brokerage #1 Affinity Programs #1 Captive Management Broadest Global Network of Resources & Capabilities Improving Operational & Financial Performance Returning Excess Capital to Shareholders Organic Growth Pretax Margin* 2006 TOTAL REVENUE $9.0 billion 6% y-o-y * see Appendix for non-GAAP reconciliation EPS from Continuing Ops* 22% 22% 140 bps 0% 5% 2005 2006 11.0% 12.4% 2005 2006 $1.74 $2.12 2005 2006 Operational Excellence: Organic Growth, Margin Expansion, Earnings Growth UNDERWRITING $2.1 billion 9% CONSULTING $1.3 billion 2% Delivering Distinctive Client Value

The Magnitude of RISK is Increasing SOURCE: AXCO Insurance Information Services Russia China Global Complexity of risk is increasing Risk is both opportunity and downside protection Misunderstanding risk can be fatal Scrutiny of risk is increasing Non-Life Written Premiums ($ billions) 2.3 3.3 7.4 9.0 5.3 '01 '02 '03 '04 '05 1,052 1,017 939 507 523 722 804 689 '98 '99 '00 '01 '02 '03 '04 '05 10.4 15.0 13.2 9.4 8.3 '01 '02 '03 '04 '05 Global Warming l Asian Growth Terrorism Pandemic Globalization

Broadest Global Network of Resources and Capabilities Aon Presence Based on total number of subsidiaries with 51% or more ownership Focused on Integration and Alignment

Local Market Planning Revenue Management Increase Client Facing Presence Product Development & Innovation Opportunities Exist to Improve How We Deliver Value to Our Clients Drive culture of delivering distinctive value across all client activity Outsource or offshore non-client interfacing activities Drive value proposition and “distinctive” offerings for Aon capabilities Acquisitions that expand Aon’s value to clients Increased focus on target accounts using market planning tools Fact-based analysis encompassing market size and market share data Fact-based sales performance and productivity management Align market placing capabilities with client services We are Making Progress in a Number of Areas

Complete In Progress Deployment Planned Not Planned For Deployment Deployment of Centralized Global Sales Database 91% 91% 91% 90% 67% % of Brokerage & Consulting Revenue 54 54 54 52 38 # Countries 5,177 5,177 5,177 5,177 3,646 # Users 28 28 28 28 20 # Retired Applications Q4'07 Q3'07 Q2'07 Q1'07 2006

COMMENTS Integrated systems are complex sales Transactional business: covered by generalists Sales training critical for key products Market value proposition development Regional support critical 2/1 3/1 1/1 1/0 0 1/0 1/1 0 1/0 1/0 1/1 1/0 GLC Companies / Underpenetrated #/# Industry Rank ($, 1-15): 8 Oppty Concentration (H/M/L): M SRO Concentration (H/M/L): L Practice Reach (H/M/L): M Expertise: Gnrl _______ Spclst Building Critical Market Information 56% SRO Share of Market $479 MM Total US Opportunity 57.8% Top 10 Markets 3% 3.5% 2 113 SRO Chicago na 3.9% 10 123 CRO Carolinas na 3.9% 4 104 CRO Washington DC 6% 4.5% 15 169 SRO Houston 11% 4.5% 9 78 SRO Minneapolis 37.5% Top 5 Markets 7% 6.1% 15 85 CRO Nashville 4% 6.2% 10 135 SRO Philadelphia 8% 7.0% 21 246 SRO New England 9% 8.9% 23 162 SRO Los Angeles 5% 9.3% 21 314 SRO New York 5 Yr. Ind CAGR % of Total # of Clients # of Cos. Aon Office $15.7 Cas – Philadelphia $16.8 Cas – Nashville $17.3 Cas – New England $22.8 Cas – New York $23.8 Cas – Los Angeles 5th 4th 3rd 2nd 1st Top Market by Product Local Market Planning Example – Industry: Illustrative Purposes Only Cas 52% Mgmt 34% Prop 14%

Managing Pipeline and Productivity Information

CONSULTING BROKERAGE Improving Employee Productivity Employees 2004 – 7,162 2005 – 6,835 2006 – 6,250 Pretax Income Per Employee* Revenue Per Employee* Employees 2004 – 30,881 2005 – 29,438 2006 – 28,882 Pretax Income Per Employee* Revenue Per Employee* see Appendix for non-GAAP reconciliation 7% 12% 12% 37% $205,120 $182,740 $171,180 2004 2005 2006 $16,390 $22,400 $16,340 2004 2005 2006 $31,090 $27,860 $20,300 2004 2005 2006 $193,130 $180,650 $173,500 2004 2005 2006

Increasing Organic Growth Consulting Total Organic Growth Risk & Insurance Brokerage Underwriting (Accident & Health and Life)* based on net written premiums 11% 5% 2005 2006 5% 0% 2005 2006 4% -2% 2005 2006 2% -1% 2005 2006

Improving Client Satisfaction Source: UBS, December 2006 UBS surveyed 31 risk managers Companies characterized as upper middle market to large accounts, with public companies having market caps of $2.5 to $100 billion Aon gained the most ground with 24% of the first-place vote versus 14% in the prior survey Historically, UBS has found that changes in sentiment toward the large insurance brokers among risk managers, have mirrored changes in market share among the big three insurance brokers Results Overview How would you rank the following Brokers from an overall quality perspective? (% of First Place Votes) 21% 17% 14% 48% 14% 21% 24% 41% MMC Aon WSH Other Prior Year Current

Issues Clients are Relying on Aon for more than Traditional Brokerage Services TOTAL COMPENSATION FROM CLIENT Case Example: Fortune 500 Biotech Concentration of physical assets and exposures Supply chain interruption Exposure to California earthquake Aon provided significant industry experience while constructing a dynamic ERM model with key input variables capable of determining loss projections for long range financial planning Aon awarded entire commercial insurance business from incumbent broker of 15 years Aon secured a $100 million increase in contingent business interruption insurance for client Completed captive feasibility studies “risk management is now embedded in all decisions throughout the company and no capital decisions are made without a risk assessment” client Risk Manager Value Proposition Outcomes 19% $1,300,000 $1,510,000 $1,796,555 2004-2005 2005-2006 2006-2007

Primary Operating Segments

#1 Primary Insurance #1 Reinsurance #1 Affinity Programs #1 Captive Management Risk and Insurance Brokerage Services Complete rollout of centralized global sales platform Drive local market planning Manage pipeline and productivity Reduce non-client interfacing activities Align London with global network Increase Bermuda presence Leverage strong technical capabilities Growth Opportunities Key Initiatives Pretax Margin %* Total Revenue* Revenue Breakdown – FY’06 Highlights +5% Increase share of large corporate segment (Aon Global) Emerging markets China, Russia, India, Latin America Facultative Reinsurance Enhance practice groups Construction, Environmental Captive management Capital markets transactions New product development * see Appendix for non-GAAP reconciliation $ in millions 70 bps EMEA 21% APAC 8% Reinsurance 16% UK 13% Americas 42% $5,358 $5,318 $5,578 2004 2005 2006 16.1% 15.4% 11.7% 2004 2005 2006

Consulting

AON

Highlights

- #2 US Employee Benefits
- #3 Global Employee Benefits
- Compensation consulting
- Management consulting
- Strategic Human Resources consulting

Key Initiatives

- Complete rollout of centralized global sales platform
  - Drive local market planning
  - Manage pipeline and productivity
- Rollout worldwide brand strategy
- Drive global service delivery strategy

Growth Opportunities

- Financial Advisory and Litigation (FALC)
- Global benefit management services
- Pension and compensation consulting
- Expansion of Asia market presence

Total Revenue*



+3%
$1,282
$1,249
$1,226
$ in millions
2004
2005
2006

Revenue Breakdown – FY'06



Services
77%
Outsourcing
23%

How does Consulting fit with Brokerage?

- Offers middle market clients full service risk solutions – capital and people
- Employee benefits as an integrated product – including Health and Welfare, Retirement brokerage and outsourcing
- Large corporate segment migrates to best-in-class integrated solution
- Companies increasingly linking benefits and compensation

Pretax Margin %*



190 bps
10.9%
9.5%
9.0%
2004
2005
2006

* see Appendix for non-GAAP reconciliation

Global sales force with 6,700 staff and field agents for AH&L business Distribution through door-to-door exclusive career agents Clients are primarily middle-income consumers Major products include accident, supplemental health, short-term disability and long-term health care $ in millions 94.0% 92.9% Stat Combined Ratio $1,463 $1,482 GAAP Equity ($ millions) 54.0% 52.1% GAAP Loss Ratio 2006 2005 Key Statistics Medicare supplement products (Sterling) Expansion in international markets Emphasize cross-sell in domestic markets Drive low-cost accident policies for worksite Increase use of targeted direct mail Growth Initiatives Pretax Margin % Net Written Premiums Net Written Premiums – FY’06 Highlights +12% Accident & Health and Life $1,708 $1,912 2005 2006 11.6% 11.5% FY'05 FY'06 Canada 10% Rest of World 23% USA 39% USA (Sterling) 25% Other 3% Underwriting

Operational Excellence

Restructuring Program is Beginning to Deliver Benefits Restructuring Program RESTRUCTURING CHARGES ($ millions) RESTRUCTURING SAVINGS ($ millions) Company-wide program, but primarily focused on Brokerage in United Kingdom and United States Total program expected to result in net headcount reduction of approximately 3,600 employees Total restructuring charges of approximately $365 million, with $325 million incurred through fourth quarter 2006 Total annualized savings of approximately $280 million anticipated by 2008 $119 million in 2006 $35 $123 $33 $19 $29 $86 Q3'05 Q4'05 Q1'06 Q2'06 Q3'06 Q4'06 $1 $4 $18 $29 $35 $37 Q3'05 Q4'05 Q1'06 Q2'06 Q3'06 Q4'06

Operating Expenses are Being Rationalized Q4’04 Q1’05 Q3’04 Q3’05 Q2’05 Q1’06 Q4’05 Q2’06 Q3’06 Q4’06 Brokerage and Consulting Expenses Excludes acquisitions, dispositions, foreign currency, settlements and other unusual items 6 of last 10 quarters are negative versus prior year quarter Average over last 10 quarters is (0.1%) 1.3% -0.9% -0.3% -1.3% 1.5% 0.9% -1.2% 1.4% -0.7% -1.7% While Absorbing Investments in New Markets, Talent & Technology

Margin Improvement Across all Segments Consulting* Total Pretax Margin* Risk & Insurance Brokerage* Underwriting* * see Appendix for non-GAAP reconciliation Full Year 2006 140 bps 70 bps 190 bps 100 bps 10.9% 9.0% 2005 2006 16.1% 15.4% 2005 2006 11.0% 12.4% 2005 2006 10.1% 11.1% 2005 2006

Making Progress Towards our 20%+ Target + RISK & INSURANCE BROKERAGE (Pretax Margin %)* * see Appendix for non-GAAP reconciliation 440 bps improvement 11.7% 15.4% 20.0% 16.1% 2004 2005 2006 Target

Major pension plans were under funded by $1.1 billion at 12/31/06 (preliminary) Contributed approximately $350 million of cash and non-cash assets in 2006 Anticipate contributing between $200 million and $300 million of cash in 2007 Annual dividend of $0.60 cents per share, or 1.7% based on 02/08/07 share price Share Repurchase Under Funded Pension Plans Excess Capital is being Distributed to Shareholders, Funding Pension Liability and Acquisitions Repurchased 28.4 million shares or $1.0 billion of stock in 2006 Repurchased additional 6.9 million shares or $246 million of stock as of 02/08/07 Approximately $680 million available for repurchase under authorized program as of 02/08/07 $ millions Dividends $ millions $ millions $1,048 $25 $0 2004 2005 2006 $192 $193 $191 2004 2005 2006 $1,706 $1,692 $1,100 2004 2005 2006

$150 million of acquisitions in 2006 New Markets Investments in New Markets, Talent & Technology Fill geographic gaps Product & service expansion Enhanced practice groups Financial Advisory & Litigation (FALC) Facultative Reinsurance Added over 150 colleagues Client facing Core infrastructure Talent Technology Primarily Focused in Brokerage 16% 25% 59% Americas EMEA Asia Pacific

 -- Industry-leading broker of primary risk insurance creating value through integration of global capabilities, margin expansion and effective capital allocation -- Summary Magnitude and complexity of risk is increasing Leveraging our global network of resources and capabilities Improving employee productivity and efficiency Margins are increasing through cost-reduction efforts Strong balance sheet and increasing cash flow generation provides financial flexibility Returning excess capital through share repurchases & dividends

Appendix

Appendix – Page 1 Reconciliation of Revenue & Operating Income Fourth Quarter 2006 (millions) Risk and Insurance Brokerage Services Consulting Insurance Underwriting Unallocated Income & Expense Total Revenue as reported 1,522 $ 364 $ 527 $ - $ 2,413 $ Revenue as adjusted 1,522 $ 364 $ 527 $ - $ 2,413 $ Income (loss) from continuing operations before 197 $ 49 $ 37 $ (33) $ 250 $ Restructuring charges 70 7 8 1 86 Income (loss) from continuing operations before provision for income tax - as adjusted 267 $ 56 $ 45 $ (32) $ 336 $ Income from continuing operations before provision for income tax - margins as adjusted 17.5% 15.4% 8.5% N/A 13.9% Fourth Quarter Ended December 31, 2006 provision for income tax - as reported

Appendix – Page 2 Reconciliation of Revenue & Operating Income Fourth Quarter 2005 (millions) Risk and Insurance Brokerage Services Consulting Insurance Underwriting Unallocated Income & Expense Total Revenue as reported 1,422 $ 336 $ 483 $ 6 $ 2,247 $ Contingent commissions (4) (3) - - (7) Endurance warrants - - - (8) (8) Revenue as adjusted 1,418 $ 333 $ 483 $ (2) $ 2,232 $ Income (loss) from continuing operations before 127 $ 40 $ 25 $ (50) $ 142 $ Restructuring charges 114 4 3 2 123 Contingent commissions (4) (3) - - (7) Endurance warrants - - - (8) (8) Income (loss) from continuing operations before provision for income tax - as adjusted 237 $ 41 $ 28 $ (56) $ 250 $ Income from continuing operations before provision for income tax - margins as adjusted 16.7% 12.3% 5.8% N/A 11.2% Fourth Quarter Ended December 31, 2005 provision for income tax - as reported

Appendix – Page 3 Reconciliation of Revenue & Operating Income Full Year 2006 (millions) Risk and Insurance Brokerage Services Consulting Insurance Underwriting Unallocated Income & Expense Total Revenue as reported 5,628 $ 1,282 $ 2,046 $ (2) $ 8,954 $ Gain on sale of Cambridge preferred stock investment (35) - - - (35) Contingent commissions (15) - - - (15) Endurance warrants - - - 17 17 Revenue as adjusted 5,578 $ 1,282 $ 2,046 $ 15 $ 8,921 $ Income (loss) from continuing operations before 842 $ 120 $ 138 $ (178) $ 922 $ Restructuring charges 136 20 8 3 167 Contingent commissions (15) - - - (15) Gain on sale of Cambridge preferred stock investment (35) - - - (35) Gain on sale of building in Spain (30) - - - (30) Property & Casualty reserve adjustments - - 81 - 81 Endurance warrants - - - 17 17 Income (loss) from continuing operations before provision for income tax - as adjusted 898 $ 140 $ 227 $ (158) $ 1,107 $ Income from continuing operations before provision for income tax - margins as adjusted 16.1% 10.9% 11.1% N/A 12.4% Twelve Months Ended December 31, 2006 provision for income tax - as reported

Appendix – Page 4 Reconciliation of Revenue & Operating Income Full Year 2005 (millions) Risk and Insurance Brokerage Services Consulting Insurance Underwriting Unallocated Income & Expense Total Revenue as reported 5,367 $ 1,255 $ 1,875 $ (1) $ 8,496 $ Contingent commissions (26) (6) - - (32) UK installment revenue (23) - - - (23) Endurance warrants - - - (10) (10) Revenue as adjusted 5,318 $ 1,249 $ 1,875 $ (11) $ 8,431 $ Income (loss) from continuing operations before 704 $ 110 $ 186 $ (189) $ 811 $ Restructuring charges 143 8 3 4 158 Contingent commissions (26) (6) - - (32) UK installment revenue (23) - - - (23) UK claims servicing 22 - - - 22 Endurance warrants - - - (10) (10) Income (loss) from continuing operations before provision for income tax - as adjusted 820 $ 112 $ 189 $ (195) $ 926 $ Income from continuing operations before provision for income tax - margins as adjusted 15.4% 9.0% 10.1% N/A 11.0% Twelve Months Ended December 31, 2005 provision for income tax - as reported

Appendix – Page 5 Reconciliation of Revenue & Operating Income Full Year 2004 Brokerage and Consulting (millions) Risk and Insurance Brokerage Services Consulting Revenue as reported 5,468 $ 1,247 $ Contingent commissions (110) (21) Revenue as adjusted 5,358 $ 1,226 $ Income (loss) from continuing operations before 565 $ 105 $ NYAG & Daniel settlements 187 33 Contingent commisions (110) (21) Other (15) - Income (loss) from continuing operations before provision for income tax - as adjusted 627 $ 117 $ Income from continuing operations before provision for income tax - margins as adjusted 11.7% 9.5% Twelve Months Ended December 31, 2004 provision for income tax - as reported

Appendix – Page 6 Reconciliation of Net Income from Continuing Operations Reconciliation of the Impact of Non-GAAP Measures on Diluted Earnings Per Share Fourth Quarter and Twelve Months Ended December 31, 2006 and 2005 Twelve Months Ended Dec. 31, 2006 Dec. 31, 2005 Diluted earnings per share from continuing operations - as reported 1.86 $ 1.68 $ 11 % After tax earnings per share adjustments: Restructuring charges 0.32 0.30 Contingent commissions (0.03) (0.06) Nonrecurring tax adjustments (0.08) (0.16) Gain on sale of Cambridge preferred stock investment (0.07) - Property & Casualty reserve adjustments 0.15 - Gain on sale of building in Spain (0.06) - UK installment revenue - (0.04) UK claims servicing - 0.04 Endurance warrants 0.03 (0.02) 0.26 0.06 Diluted earnings per share from continuing operations - as adjusted 2.12 1.74 22 Diluted earnings per share from discontinued operations - as reported 0.27 0.49 (45) CPG reserve adjustment 0.04 - CPG gain on sale (0.02) - AWG gain on sale (0.01) - Deferred tax adjustments attributable to AWG - 0.08 Diluted earnings per share from discontinued operations - as adjusted 0.28 0.57 (51) Total diluted earnings per share - as adjusted 2.40 $ 2.31 $ 4 % Diluted average common and common equivalent shares outstanding (millions) 342.1 341.5 Percent Change Total after tax earnings per share adjustments